Exhibit 99.1

Guidance Software Reports

2017 First Quarter Financial Results

•                 First quarter revenue of $26.8 million and non-GAAP net income of $2.2 million, or $0.07 per share

•                 Product revenue increased 19% year-over-year to $8.9 million, or 33% of revenue

•                 GAAP net loss of $1.7 million, or ($0.06) per share

•                 Cash balance of $17.8 million as of March 31, 2017

PASADENA, Calif. – May 2, 2017 – Guidance Software, Inc. (NASDAQ: GUID) today reported financial results for the first quarter ended March 31, 2017.

Financial highlights for the first quarter of 2017, on a generally accepted accounting principles (GAAP) basis, include:

•                 Revenue of $26.8 million, compared to $25.8 million in the first quarter of 2016

•                 Net loss of $1.7 million, or ($0.06) per share, compared to a net loss of $6.8 million, or ($0.24) per share, in the first quarter of 2016

•                 EBITDA of ($0.5) million, compared to EBITDA of ($5.3) million in the first quarter of 2016

Financial highlights, on a non-GAAP basis, which excludes share-based compensation, amortization of intangibles, realignment expenses and income taxes, include:

•                 Non-GAAP net income of $2.2 million, or $0.07 per share, in the first quarter of 2017, compared to non-GAAP net loss of $2.2 million, or ($0.08) per share, in the first quarter of 2016

•                 Non-GAAP EBITDA of $3.0 million, compared to non-GAAP EBITDA of ($1.1) million in the first quarter of 2016

“The Q1 financial results are a solid start to 2017. These results include growth in product revenue, total revenue, forensic security bookings, and earnings. Not only have we grown in each of these important areas that are crucial to our long-term success, we have strengthened our cash position as planned,” said Patrick Dennis, Guidance Software’s president and CEO.

2017 Financial Outlook

The Company is reaffirming its guidance for the year ending December 31, 2017 as follows:

•                 Revenue is expected to be in the range of $112.0 million to $118.0 million

•                 Non-GAAP pre-tax earnings in the range $0.28 - $0.36 per share

•                 Non-GAAP EBITDA in the range of $9.0 million - $11.8 million, or non-GAAP EBITDA margins in the range of 8% - 10%

First Quarter 2017 Highlights and Recent Noteworthy Events

•                 In February, SC Magazine named EnCase Endpoint Investigator and EnCase Forensic Best Computer Forensic Solution. This was the 7th consecutive win for Guidance Software in this category.

•                 In March, the Company announced a strategic partnership with Demisto, an innovator in Security Operations Technology. The Demisto integration enables customers to orchestrate incident response across multiple security products, saving time, resources, and ensuring forensic-grade remediation of threats.

•                 In early April, the Company and Passware, Inc., a provider of password recovery, decryption, and electronic evidence discovery software for computer forensics, announced support for files encrypted with TrueCrypt - a popular open-source encryption platform.

Conference Call Information and Supplemental Information Slide Presentation:

The Company will host a conference call today at 2:00 p.m. Pacific time, 5:00 p.m. Eastern time to discuss its first quarter 2017 results.  Participants should call (877) 425-9470 (North America) or (201) 389-0878 (International) at least five minutes prior to the conference call.

A supplemental information slide presentation, webcast and replay of the call may also be found online through Guidance Software’s Investor Relations website at http://investors.guidancesoftware.com/events.cfm. Registered users may access this content over the Internet, and there is no cost to register.  If you have not already registered, please do so at least 15 minutes prior to the start of the conference call.

An audio-only replay of the call will be available by calling (844) 512-2921, passcode 13660537, available from 8:00 pm Eastern Time, May 2, 2017, through 11:59 pm Eastern Time, May 9, 2017.

About Guidance Software:

Guidance (NASDAQ: GUID) exists to turn chaos and the unknown into order and the known so that companies and their customers can go about their daily lives as usual without worry or disruption, knowing their most valuable information is safe and secure. The makers of EnCase®, the gold standard in forensic security, and EnForce™, an automated cyber risk management platform, Guidance provides a mission-critical foundation of market-leading applications that offer deep 360-degree visibility across all endpoints, devices and networks, allowing proactive identification and remediation of threats. From retail to financial institutions, our field-tested and court-proven solutions are deployed on an estimated 33 million endpoints at more than 70 of the Fortune 100 and hundreds of agencies worldwide, from beginning to endpoint.

For more information about Guidance Software, please visit guidancesoftware.com, “Like” our Facebook page, follow us on Twitter, or follow our LinkedIn page.

Guidance Software®, EnCase® and EnForce™ are trademarks owned by Guidance Software and may not be used without prior written permission. All other trademarks and copyrights are the property of their respective owners.

Non-GAAP Financial Measures

Guidance Software reports its financial results in accordance with generally accepted accounting principles, or GAAP. To supplement this information, we present from time to time non-GAAP gross profit, operating expenses, operating income (loss) and net income (loss), as well as non-GAAP net income (loss) per share. Non-GAAP gross profit consists of GAAP gross profit as reported and adds back realignment expenses and share-based compensation expense booked for GAAP purposes. Non-GAAP operating income (loss) consists of GAAP operating income (loss) as reported and excludes realignment expenses, amortization of intangibles, litigation settlements, proxy contest expenses and share-based compensation expense. Non-GAAP net income (loss) consists of GAAP operating income (loss) as reported and excludes realignment expenses, amortization of intangibles, litigation settlements, proxy contest expense and share-based compensation expense and the income tax (benefit) provision.

We use these non-GAAP financial measures for internal managerial purposes, when publicly providing our business outlook, and to facilitate period-to-period comparisons. We describe additional information specific to each item excluded from our non-GAAP financial measures below. Management and the Board of Directors do not consider these excluded items for purposes of evaluating the performance of the Company, its business units and its management teams and when making decisions to allocate resources among the Company’s business units. Management generally compensates for limitations in the use of non-GAAP financial measures by relying on comparable GAAP financial measures and providing investors with a reconciliation of the non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP.  We believe that these non-GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business.  These non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, the comparable financial measures calculated in accordance with GAAP.

A reconciliation of our non-GAAP forward-looking measures to corresponding GAAP forward-looking measures is not available as a result of the uncertainty, and potential variability, in the forward looking estimates of the reconciling items between such non-GAAP forward-looking measures and the comparable forward-looking GAAP measures. Certain factors that are materially significant to our ability to estimate these items are out of our control and/or cannot be reasonably predicted, including the timing and amount of realignment expenses, amortization of intangibles, share-based compensation expense and income taxes.

Realignment Expenses. Realignment expenses represent severance and related employment costs associated with a reduction in headcount. Guidance Software excludes realignment expenses from non-GAAP gross profit, non-GAAP operating expenses, non-GAAP operating income (loss) and non-GAAP net income (loss) because it believes (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of Guidance Software business operations and (ii) such expenses are not expected to recur in future periods.

Proxy Contest Expenses. Proxy contest expenses represent one-time legal and other consulting expenses related to the proxy contest between Guidance Software and its founder and former chairman, which was settled on April 22, 2016. Guidance Software excludes proxy contest expenses from non-GAAP operating expenses, non-GAAP operating income (loss) and non-GAAP net income (loss) because it believes (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of Guidance Software business operations and (ii) such expenses are uncommon and not expected to recur in future periods.

Amortization of Intangibles. Amortization of intangibles is a non-cash expense arising from the acquisition of intangible assets in connection with acquisitions. Guidance Software excludes acquisition-related amortization expense from non-GAAP operating expenses, non-GAAP operating income (loss) and non-GAAP net income (loss) because it believes (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of Guidance Software business operations and (ii) such expenses can vary significantly between periods as a result of new acquisitions and full amortization of previously acquired intangible assets. Investors should note that the use of these intangible assets contributed to revenue in the periods presented and will contribute to future revenue generation and the related amortization expense will recur in future periods.

Share-based Compensation Expense. Share-based compensation expense is a non-cash expense arising from the grant of stock awards to employees. Guidance Software excludes share-based compensation expense from non-GAAP gross profit, non-GAAP operating expenses, non-GAAP operating income (loss) and non-GAAP net income (loss) because it believes (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of Guidance Software business operations and (ii) such expenses can vary significantly between periods as a result of the timing of grants of new share-based awards. Investors should note that share-based compensation is a key incentive offered to employees whose efforts contributed to the operating results in the periods presented and are expected to contribute to operating results in future periods and such expense will recur in future periods.

Forward Looking Statements:

This news release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that forward-looking statements in this release involve risks and uncertainties that could cause actual results to differ materially from current expectations. There can be no assurance that demand for Guidance Software’s products will continue at current or greater levels, or that the Company will continue to grow revenues, or be profitable. There are also risks that Guidance Software’s pursuit of providing network security and e-discovery technology might not be successful, or that if successful, it will not materially enhance Guidance Software’s financial performance; that the Company could fail to retain key employees; that changes in customer requirements and other general economic and political uncertainties could impact Guidance Software’s relationship with its customers; and that delays in product development, competitive pressures or technical difficulties could impact timely delivery of next-generation products; and other risks and uncertainties that are described from time to time in Guidance Software’s periodic reports and registration statements filed with the Securities and Exchange Commission. The Company specifically disclaims any responsibility for updating these forward-looking statements.

INVESTOR CONTACT

Rasmus van der Colff

Guidance Software, Inc.

626-768-4607

investorrelations@guidancesoftware.com

GUID-F

Guidance Software, Inc.

Unaudited Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

	Three Months Ended
	March 31,
	2017	2016
Revenues:
Product revenue	$8,867	$7,458
Services revenue	7,840	8,509
Maintenance revenue	10,079	9,832
Total revenues	26,786	25,799

Cost of revenues:
Cost of product revenue	1,763	1,956
Cost of services revenue	4,829	5,635
Cost of maintenance revenue	743	606
Total cost of revenues	7,335	8,197

Gross profit	19,451	17,602

Operating expenses:
Selling and marketing	9,950	10,501
Research and development	5,481	6,242
General and administrative	4,532	6,190
Depreciation and amortization	1,158	1,415
Total operating expenses	21,121	24,348

Operating loss	(1,670)	(6,746)

Interest expense and other, net	8	7

Loss before income taxes	(1,662)	(6,739)

Income tax provision	69	53

Net loss	$(1,731)	$(6,792)

Net loss per share - basic	$(0.06)	$(0.24)
Net loss per share - diluted	$(0.06)	$(0.24)

Shares used in per share calculation - basic	29,685	28,580
Shares used in per share calculation - diluted	29,685	28,580

Supplemental Financial Data
Non-GAAP income (loss) excluding income taxes, amortization of intangibles, proxy contest expense, realignment expense, and share-based compensation expense	$2,222	$(2,174)

Non-GAAP income (loss) per share excluding income taxes, amortization of intangibles, proxy contest expense, realignment expense, and share-based compensation expense
Basic	$0.07	$(0.08)
Diluted	$0.07	$(0.08)

Guidance Software, Inc.

Calculation of Pre-Tax Non-GAAP Income

(unaudited)

(in thousands, except per share amounts)

	Three Months Ended
	March 31,
	2017	2016
Calculation of non-GAAP income (loss):

GAAP net loss	$(1,731)	$(6,792)
Add:
Income tax provision	69	53
Amortization of intangibles	358	387
Proxy contest expense	-	664
Realignment expense	1,393	2,192
Share-based compensation expense (including related payroll taxes paid by the Company)	2,133	1,322

Non-GAAP income (loss) excluding income taxes, amortization of intangibles, proxy contest expense, realignment expense, and share-based compensation expense	$2,222	$(2,174)
Non-GAAP income (loss) per share excluding income taxes, amortization of intangibles, proxy contest expense, realignment expense, and share-based compensation expense
Basic	$0.07	$(0.08)
Diluted	$0.07	$(0.08)

Shares used in per share calculations:
Basic	29,685	28,580
Diluted	29,840	28,580

Detail of Proxy Contest Expense:
General and administrative	$-	$664
Total proxy contest expense	$-	$664

Detail of Realignment Expense:
Cost of services revenue	$79	$454
Selling and marketing	113	1,317
Research and development	18	351
General and administrative	1,183	70
Total realignment expense	$1,393	$2,192

Detail of Share-based Compensation Expense:
Cost of product revenue	$10	$15
Cost of services revenue	73	171
Cost of maintenance revenue	20	38
Selling and marketing	858	110
Research and development	566	427
General and administrative	606	561
Total share-based compensation expense	$2,133	$1,322

Guidance Software, Inc

Reconciliation of GAAP to Non-GAAP Financial Measures

(Unaudited and in thousands, except per share amounts)

	Three Months Ended
	March 31,
	2017	2016

Gross profit, as reported	$19,451	$17,602
Realignment expense	79	454
Share-based compensation	103	224
Gross profit adjustment	182	678
Total non-GAAP gross profit	$19,633	$18,280

Total operating expenses, as reported	$21,121	$24,348
Amortization of intangibles	(358)	(387)
Proxy contest expense	-	(664)
Realignment expense	(1,314)	(1,738)
Share-based compensation expense	(2,030)	(1,098)
Operating expense adjustment	(3,702)	(3,887)
Total non-GAAP operating expenses	$17,419	$20,461

Operating loss, as reported	$(1,670)	$(6,746)
Gross profit adjustment	182	678
Operating expense adjustment	3,702	3,887
Total non-GAAP operating income (loss)	$2,214	$(2,181)

Net loss, as reported	$(1,731)	$(6,792)
Gross profit adjustment	182	678
Operating expense adjustment	3,702	3,887
Income tax provision	69	53
Total non-GAAP net income (loss)	$2,222	$(2,174)

Net loss per share-diluted, as reported	$(0.06)	$(0.24)

Non-GAAP net income (loss) per share-diluted	$0.07	$(0.08)

Net loss, as reported	$(1,731)	$(6,792)
Income tax provision	69	53
Interest expense (income)	5	(2)
Depreciation and amortization expense	1,158	1,415
EBITDA	$(499)	$(5,326)

Proxy contest expense	$-	$664
Share-based compensation expense	2,133	1,322
Realignment expense	1,393	2,192
Total non-GAAP EBITDA	$3,027	$(1,148)

	March 31,	December 31,
	2017	2016
ASSETS
Current assets:
Cash and cash equivalents	$17,759	$12,619
Trade receivables, net	16,553	22,236
Inventory	2,460	2,206
Prepaid expenses and other current assets	4,780	4,850
Total current assets	$41,552	$41,911

Long-term assets:
Property and equipment, net	$9,115	$11,044
Intangible assets, net	4,291	4,649
Goodwill	14,632	14,632
Other assets	2,271	2,180
Total long-term assets	30,309	32,505

Total assets	$71,861	$74,416

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$3,649	$4,722
Accrued liabilities	11,404	12,641
Bank line of credit	-	3,500
Deferred revenues	43,676	40,209
Total current liabilities	$58,729	$61,072

Long-term liabilities:
Deferred rent and other long-term liabilities	$6,088	$6,872
Deferred revenues	5,986	5,923
Deferred tax liabilities	626	604
Total long-term liabilities	$12,700	$13,399

Stockholders’ equity (deficit):
Common stock	$26	$26
Additional paid-in capital	130,387	128,169
Treasury stock	(11,479)	(11,479)
Accumulated deficit	(118,502)	(116,771)
Total stockholders’ equity (deficit)	$432	$(55)

Total liabilities and stockholders’ equity (deficit)	$71,861	$74,416

Guidance Software, Inc

Unaudited Cash Flow Summary

(in thousands)

	Three Months Ended
	March 31,
	2017	2016
Operating Activities:
Net loss	$(1,731)	$(6,792)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation & amortization	1,158	1,415
Provision for doubtful accounts	123	-
Share-based compensation	2,133	1,322
Deferred taxes	23	22
Loss on disposal of assets	1,199	14
Changes in operating assets and liabilities:
Trade receivables	5,560	6,838
Inventory	(255)	(14)
Prepaid expenses and other assets	(20)	(2,651)
Accounts payable	(1,060)	170
Accrued liabilities	(2,000)	(25)
Deferred revenues	3,530	1,979
Net cash provided by operating activities	8,660	2,278

Investing Activities:
Purchase of property and equipment	(84)	(806)
Net cash used in investing activities	(84)	(806)

Financing Activities:
Repayment of borrowing on line of credit	(3,500)	-
Proceeds from the exercise of stock options	85	-
Principal payments on capital lease and other obligations	(21)	(19)
Net cash used in financing activities	(3,436)	(19)

Net increase in cash and cash equivalents	5,140	1,453

Cash and cash equivalents, beginning of period	12,619	18,967

Cash and cash equivalents, end of period	$17,759	$20,420